Exhibit 32.1
Certification of Co-Principal Executive Officers and Chief Financial Officer Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report on Form 10-Q of Apartment Income REIT, L.P. (the “Partnership”) for the period ended March 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of their knowledge, that:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership for the periods presented therein.

APARTMENT INCOME REIT, L.P.

By:	AIR-GP LLC, its General Partner

By:	/s/ Lisa Cohn

Lisa Cohn

Co-Principal Executive Officer

May 12, 2025

By:	/s/ Keith Kimmel

Keith Kimmel

Co-Principal Executive Officer

May 12, 2025

By:	/s/ Paul Beldin

Paul Beldin

Executive Vice President and Chief Financial Officer

May 12, 2025